UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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FS Energy and Power Fund

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Dear Fellow Shareholders,

This morning we announced changes to the management of several of our funds – FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV (together, the FSIC funds), FS Energy & Power Fund (FSEP) and FS Global Credit Opportunities Fund (FSGCO). I write to personally explain why I believe these changes are good for the funds.

At FS Investments, which started as Franklin Square Capital Partners in 2007, our mission has always been to create long-term value for individual investors by providing access to investment opportunities historically available only to the largest investors in the market. To do that, we’ve designed investment funds that we believe match attractive investment opportunities with strategic fund structures and best-in-class asset managers.

Over the last year, we continued to expand our product offerings in an effort to capture compelling market opportunities with the managers we believe are best positioned in today’s environment to capitalize on those opportunities – Magnetar in energy and energy infrastructure, GoldenTree in the broader credit market, Rialto in real estate credit and Wilshire in multi-strategy liquid alternatives. Market receptivity to these solutions has been positive, and we believe reinforces the value proposition of FS Investments in the market.

It is with this same approach – matching market opportunities with managers best positioned to capitalize on them – that we announced we will be partnering with KKR to manage the FSIC funds and partnering with EIG Global Energy Partners to manage FSEP. We also announced we will directly manage FSGCO through a dedicated internal team under the leadership of FS’ new Head of Liquid Credit, Andrew Beckman.

With these changes, we will be concluding our relationship with the current sub-advisor to these funds, GSO Capital Partners. Our partnership with GSO has created significant value for the funds’ investors over the last nine years. We appreciate GSO’s service to the funds and look forward to working with GSO over the next several months to ensure a smooth transition.

A growing BDC sector, and an increased number of non-BDC credit providers, have led to significantly greater competition in our industry and the broader credit markets. As the BDC and credit markets have evolved, our goal for the funds has remained the same – providing investors with attractive risk-adjusted returns. When we look at the road ahead, we believe that asset management platforms with scale, differentiated investment origination capabilities and a breadth of product solutions for borrowers will have the greatest success capturing the most attractive investment opportunities across markets. I strongly encourage you to read the more detailed announcements we made about the funds on our website, but here are some key takeaways:

•	Our joint advisor with KKR will manage the FSIC funds and KKR’s Corporate Capital Trust, creating an $18 billion middle market BDC platform – the largest in the marketplace –with unrivaled scale, broader capabilities and the ability to co-invest with KKR’s $41.3 billion credit franchise, which includes private, public and structured credit.

•	Our joint advisor with EIG will manage FSEP and allow us to leverage the expertise and scale of a leading institutional investment firm solely focused on the global energy industry with $17.0 billion in investments across 6 continents and 36 countries. EIG brings deep industry relationships and access to deal flow driven by a more than 35 year track record and a team of 61 energy investment professionals.

•	Our growing internal liquid credit investment team, led by Andrew Beckman, our new Head of Liquid Credit, will manage FSGCO. Andrew is a seasoned credit professional with deep experience and a strong track record in special situations and event-driven strategies.

The world is constantly changing, and we recognize it is our duty to work as hard as we can on behalf of investors to evolve with it. We are excited about these changes and look forward to working closely with our new partners to deliver long-term value for investors.

As always, we appreciate your trust in us and value the opportunity to serve you.

Sincerely,

Forward-Looking Statements

This document may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, FS Energy and Power Fund (collectively, the “Funds”) and FS Global Credit Opportunities Fund (together with the Funds, the “FLS Entities”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a FLS Entity’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a FLS Entity’s operating area, failure to obtain requisite stockholder approval for the Proposals (as defined below) set forth in the Proxy Statements (as defined below), failure to consummate the transactions contemplated by the agreements between FS Investments and KKR & Co. L.P (“KKR”) and between FS Investments and EIG Global Energy Partners (“EIG”), and the price at which shares of FSIC’s common stock trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the FLS Entities made with the Securities and Exchange Commission (the “SEC”) and will also be contained in the Proxy Statements when such documents become available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the FLS Entities undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This presentation relates to proposed new investment advisory agreements for the Funds (collectively, the “Proposals”). In connection with the Proposals, each Fund intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (each a “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov, from FS Investments’ website at www.fsinvestments.com and FS Investment Corporation’s website at www.fsinvesmentcorp.com.

Participants in the Solicitations

The Funds and their respective directors, trustees, executive officers and certain other members of management and employees, including employees of FS Investments, KKR, EIG and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of the Funds in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ stockholders in connection with the Proposals will be contained in the Proxy Statements when such documents become available. These documents may be obtained free of charge from the sources indicated above.

FS Energy & Power Fund FAQs

1.	What are the details of the announced transaction?

•	Affiliates of FS Investments (FS) and EIG Global Energy Partners (EIG), a global alternative investment firm, announced their agreement to form a joint venture to manage FS Energy & Power Fund (FSEP or the Fund), subject to shareholder approval and the satisfaction of other conditions.

•	The FS/EIG joint venture is expected to create a platform with significant scale, enhanced deal flow, attractive proprietary investment opportunities and the ability to provide flexible financing solutions to a broader universe of energy companies and assets across the capital structure.

•	In addition, EIG is seeking an exemptive relief order that will allow FSEP to co-invest with EIG’s other funds and accounts, which we believe will provide the Fund with enhanced deal flow and, in turn, potentially improved portfolio diversification.

•	FSEP is now able to co-invest with certain EIG funds. Once shareholders approve the new advisory agreement and the Fund enters into the joint venture, FSEP will be able to co-invest across the full EIG platform, subject to receipt of exemptive relief.[1]

•	FSEP’s investment adviser will waive 0.25% its of annual base management fees beginning on January 1, 2018 so that the total annual base management fee charged to FSEP, post-waiver, is equal to 1.75%. Upon entry into the new advisory agreement, the annual base management fee will be permanently lowered from 2.00% to 1.75%. In addition, FSEP’s investment adviser and the joint venture investment adviser will waive incentive fees on income for the 2018 calendar year.

•	FSEP will lower its annualized distribution amount from $0.71 per share to $0.50 per share, effective January 2018. As further discussed below, we believe this is a necessary step in advance of a potential public listing and will provide FSEP with greater flexibility to grow NAV and reposition the portfolio to potentially generate attractive long-term returns.[2]

•	Finally, FSEP will target a liquidity event 12 to 18 months following the consummation of the FS/EIG new advisory agreement. While a liquidity event could be in the form of a listing, merger or sale of the portfolio, management currently believes that a listing is the most likely path for a liquidity event.

[1]	There is no guarantee this exemptive relief will be received in part or at all.
[2]	The timing of any liquidity event is uncertain, cannot be assured and is subject to, among other factors, board approval and market conditions.

2.	Who is EIG?

•	EIG specializes in private investments in energy and energy-related infrastructure on a global basis and oversaw approximately $17.0 billion in assets under management as of September 30, 2017.

•	Since 1982, EIG has been one of the leading providers of institutional capital to the global energy industry, providing financing solutions across the balance sheet for companies and projects in the oil and gas, midstream, infrastructure, power and renewables sectors globally.

•	During its 35-year history, EIG has committed more than $24.3 billion in the energy sector through 321 portfolio investments in 36 countries on six continents.[3]

•	EIG is currently organized across three investment strategies, all focused on the global energy and infrastructure industry:

•	the Direct Lending platform, consisting of the Global Project Funds and related funds and accounts, to address the most senior segment of the capital structure (16-year track record);

•	the Energy Funds, which are focused primarily on the middle segment of the capital structure (35-year track record); and

•	Harbour Energy, Ltd., which is an EIG-sponsored upstream and midstream energy company, through which EIG pursues control and near-control equity investments, primarily outside of the United States (3-year track record).

•	The firm employs more than 60 energy investment professionals and is headquartered in Washington, D.C., with offices in Houston, London, Sydney, Rio de Janeiro, Hong Kong and Seoul. For more information, please visit www.eigpartners.com.

3.	Why is EIG the right partner to help manage FSEP?

•	The energy investing environment and broader energy markets are vastly different today compared to the time of FSEP’s launch in July 2011. We believe partnering with a leading institutional manager focused exclusively on the energy industry will help ensure we deliver attractive performance for our investors in the coming years, expand investment opportunities, enhance portfolio diversification, and could help to increase portfolio yield and net asset value over the long-term.

•	After looking for the best solution, we believe EIG is the right partner to adapt to the changing energy market and grow shareholder value due to the following reasons:

•	Long, successful track record with a singular focus on the energy industry. EIG has a global investment platform focused exclusively on the energy industry. The firm’s global platform supports seven offices on five continents and has partnered with more than 321 companies in 36 countries. The firm and its team of over 60 investment professionals focus on the entire energy value chain from upstream to midstream and power and renewables. Given their deep experience in the changing global energy markets, FS believes EIG is strongly positioned to work with us as our partner.

[3]	EIG data as of September 30, 2017.

•	Ability to co-invest alongside EIG’s institutional funds and accounts. EIG is seeking an exemptive relief order to allow FSEP to co-invest alongside EIG’s institutional funds, which could significantly expand investment opportunities and diversify FSEP’s portfolio.

•	Specialized technical expertise. EIG has substantial in–house technical expertise. EIG has 14 engineers and geologists, each of whom on average has approximately 21 years of industry experience. This in-house technical capability enables EIG’s investment teams to work closely with its portfolio investments as projects develop to mitigate risk, contributing insight but also responding quickly and intelligently as construction or development issues arise. This team also benefits from a technology and data advantage with access to proprietary monthly data on over 16,000 oil and gas wells around the world.

4.	Why is this transaction beneficial for FSEP shareholders?

•	We believe the transaction provides the following benefits to investors:

•	Access leading energy investment manager with a singular focus on energy investing. EIG has a global investment platform focused exclusively on the energy industry, including a 35-year track record focused on originating private energy and infrastructure loans. The firm’s global platform supports seven offices on five continents and has partnered with 321 companies in 36 countries. The firm and its team of over 60 investment professionals focus on the entire energy value chain from upstream to midstream and power and renewables. Given their deep experience in the changing global energy markets, FS believes EIG is strongly positioned to work with us as our partner.

•	Expanded investment opportunities. In connection with the transaction, EIG is seeking an exemptive relief order that will allow FSEP to co-invest with EIG’s other funds and accounts.[4] This will provide FSEP with an opportunity to invest alongside some of the largest institutional investors in the world.

•	We believe that EIG’s singular focus on the energy industry, its long and successful history across the energy-value chain and its global footprint provide a competitive sourcing advantage.

•	Nearly all EIG investments are sourced on a proprietary basis, which we believe allows for more customized financing solutions and terms as well as less competition.

[4]	There is no guarantee this exemptive relief will be received in part or at all.

•	EIG senior professionals will be responsible for sourcing and otherwise generating investment opportunities for FSEP and EIG’s other funds and accounts.

•	Enhanced portfolio diversification

•	EIG’s robust energy credit platform may potentially provide greater opportunities to enhance portfolio diversification.

•	Since 1982, EIG has been one of the leading providers of institutional capital to the global energy industry, providing financing solutions across the balance sheet for companies and projects in the oil & gas, midstream, infrastructure, power and renewables sectors globally.

•	Reduced fees

•	FSEP’s investment adviser will waive 0.25% of annual base management fee beginning on January 1, 2018 so that the total annual base management fee, post-waiver, is equal to 1.75%.

•	Upon entry into the new advisory agreement, the annual base management fee will be permanently lowered from 2.00% to 1.75%.

•	In addition, FSEP’s investment adviser and the joint venture investment adviser will waive incentive fees on income for the 2018 calendar year.

•	Provides clear steps toward a liquidity event

•	FSEP will target a liquidity event 12 to 18 months following the formation of the FS/EIG joint venture and consummation of the new advisory agreement.

•	While a liquidity event could be in the form of a listing, merger or sale of the portfolio, management currently believes that a listing is the most likely path for a liquidity event.

•	As further discussed below, effective January 2018, FSEP’s annualized distribution amount will be lowered from $0.71 per share to $0.50 per share. We believe this is a necessary step towards a public listing.

5.	Will FSEP’s investment objectives change?

•	No. There will be no change to FSEP’s investment objectives, which are to generate current income and long-term capital appreciation by investing in the securities of energy companies.

6.	Will FSEP’s distribution amount change?

•	Yes. Effective January 2018, FSEP’s annualized distribution amount will be lowered from $0.71 per share to $0.50 per share.[5]

7.	Why is FSEP lowering its distribution amount?

•	Since its inception in 2011, FSEP has raised its distribution amount 11 times, totaling approximately $0.08 per share on an annualized basis and has never lowered its distribution amount – including during the downturn in the commodity cycle beginning in late 2014.

•	However, as a result of the decline in commodity prices from 2014 to early 2016, FSEP experienced an increase in defaults and restructurings, which resulted in the Fund exchanging a number of its senior debt investments for equity. In light of these conditions and as a result of these restructurings, FSEP’s allocation to non-income producing equity investments has increased and remains above its historical average.

•	FSEP’s elevated equity allocation as well as the need to redeploy capital from repayments in today’s generally tight yield environment, has placed pressure on FSEP’s ability to cover its distribution through net investment income.

•	Resetting the distribution will provide greater flexibility to generate total returns absent the need to focus on the highest income opportunities to meet the distribution. In addition, by resetting the distribution to a more sustainable level, the Fund may be better positioned to generate net investment income in excess of its distribution. This could, in turn, help grow FSEP’s net asset value over time and or increase distributions in the future.[6]

•	Furthermore, we believe resetting FSEP’s annualized distribution amount is a necessary step towards a public listing of the Fund.

•	Finally, the annualized distribution amount reset will be accompanied by the waiver in the management fees from 2.00% to 1.75% as well as a waiver of the income incentive fee for 12 months, effective January 2018.

8.	Will there be any changes to the fee structure of FSEP?

•	Yes. FSEP’s investment adviser will waive 0.25% of its annual base management fee beginning in January 1, 2018 so that the total annual base management fee, post-waiver is equal to 1.75%.

•	Upon entry into the new advisory agreement, the annual base management fee will be permanently lowered from 2.00% to 1.75%.

•	In addition, FSEP’s investment adviser and the joint venture investment adviser will waive incentive fees on income for the 2018 calendar year.

[5]	The payment of future distributions on FSEP’s shares are subject to the discretion of FSEP’s board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.
[6]	There is no guarantee that net asset value or distribution yield increases will be achieved. Past performance is no guarantee of future results.

9.	Will there be a special meeting for shareholders to vote on this transaction?

•	Yes. FSEP currently intends to begin soliciting shareholders in January 2018 to approve the new advisory agreement, a post-listing JV investment advisory agreement and certain amendments to the Fund’s declaration of trust related to effecting a listing of the Fund’s shares.

•	FSEP will hold a special shareholder meeting, which we currently expect to take place in mid to late-March 2018.

•	Additional details can be found in the preliminary proxy statement that FSEP has filed with the Securities and Exchange Commission (SEC) at www.sec.gov and is available at www.fsproxy.com.

•	FSEP’s board of trustees recommends that the shareholders of FSEP vote in favor of the new investment advisory agreements with the FS/EIG joint venture and the amendments to the Fund’s declaration of trust to effectuate a listing of FSEP.

10.	When do you expect the new advisory agreement to be approved?

•	FSEP has filed a preliminary proxy statement with the SEC which is available at www.sec.gov and at www.fsproxy.com

•	Proxy solicitation materials, including the definitive proxy statement, will be sent to shareholders in early to mid-January 2018.

•	FSEP will hold a special shareholder meeting to vote on the new advisory agreement (and certain other matters, including a post-listing advisory agreement), which we expect to occur in mid to late-March 2018.

•	The vote to approve the new advisory agreement requires a vote of the majority of the outstanding voting securities of the Fund, as fully described in the Proxy Statement.

11.	As an investor in FSEP, what do I need to do next?

•	FSEP has filed a preliminary proxy statement with the SEC, which can be viewed at www.fsproxy.com.

•	Proxy materials, including the definitive proxy statement, will be mailed to all FSEP shareholders to begin soliciting approval of the new advisory agreement in January 2018.

•	If you have any other questions please call FS at (833) 536-4196.

12.	Will the announcement have any effect on the fourth quarter 2017 tender process?

•	FSEP will still make its normal quarterly share repurchase offer.

•	Material terms of the share repurchase offer will be consistent with the prior quarter.

•	We expect the tender offer to commence upon the mailing of tender paperwork to shareholders of FSEP on December 11, 2018, and to be processed in early January 2018.

13.	Will FSEP bear any transaction costs associated with the proxy?

•	No. All costs associated with the proxy statement will be borne by FS’s affiliated investment adviser, FS Investment Adviser, LLC (the FS Adviser) or EIG.

14.	How long do you expect the exemptive relief application to take before it is effective?

•	We anticipate the exemptive relief application to allow FSEP to co-invest with affiliated accounts of EIG to be received within 6-12 months; however, there is no guarantee exemptive relief will be received at all or during such time frame.

15.	How long will GSO Capital Partners remain the sub-advisor to FSEP?

•	GSO intends to resign as the sub-adviser to FSEP in April 2018.

•	FS, GSO and EIG will work together to ensure a smooth transition.

16.	How will FSEP be managed prior to the approval of the new advisory agreement?

•	EIG will provide non-advisory services to FSEP until FSEP’s entry into the new investment advisory agreement with the FS/EIG joint venture.

•	As part of this transaction, FS and GSO have agreed to conclude their relationship with respect to all of FS’ sponsored funds that are sub-advised by GSO, including FSEP, in April 2018.

•	FS, GSO and EIG will work together to ensure a smooth transition.

17.	Are changes expected to be made to the Board as a result of this transaction?

•	Upon entry into the new Investment Advisory Agreement,

•	EIG will be entitled to recommend the appointment of one interested trustee to the Board of Trustees of FSEP (the Board) and the FS Adviser will be entitled to recommend the appointment of at least one interested trustee to the Board; and

•	upon the occurrence of certain events, EIG and FS Advisor will be allocated the right to recommend the appointment of an equal number of “interested” trustees to the Board.

Forward-Looking Statements

This communication may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Energy and Power Fund (“FSEP”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption of FSEP’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in FSEP’s operating area, failure to obtain requisite shareholder approval for the Proposal (as defined below) set forth in the Proxy Statement (as defined below), failure or inability to obtain an exemptive relief order, or an amendment to an existing exemptive relief order, from the SEC and failure to consummate the transactions contemplated by the master agreement between FS Investments and EIG Global Energy Partners (“EIG”). Some of these factors are enumerated in the filings FSEP made with the Securities and Exchange Commission (the “SEC”) and will also be contained in the Proxy Statement when such documents become available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, FSEP undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to proposed new investment advisory agreements for FSEP (the Proposal). In connection with the Proposal, FSEP intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF FSEP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov and from FS Investments’ website at www.fsinvestments.com.

Participants in the Solicitation

FSEP and its respective trustees, executive officers and certain other members of management and employees, including employees of FS Investments, EIG and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of FSEP in connection with the Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of FSEP’s shareholders in connection with the Proposal will be contained in the Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

FS ENERGY & POWER FUND Creating a partnership with a singular focus on energy to generate income and growth

Why the change? ACCESS DEEP ENERGY EXPERTISE EIG is a leading global energy investor, managing $17B in energy assets1 Access EIG’s 60+ professionals dedicated to energy investing Supported by existing $30 million sponsor investment from FS employees and affiliates2 EXPAND OPPORTUNITIES + OPTIMIZE PORTFOLIO Ability to co-invest alongside EIG’s institutional funds Enhance portfolio diversification by leveraging EIG’s robust energy credit platform Increase portfolio yield over the long-term3 Lower management + INCENTIVE fees Lower management fee from 2.00% to 1.75%4 Waive income incentive fees for 12 months beginning in Q1 2018 1 As of September 30, 2017. 2 Sponsor investment refers to proceeds from investors affiliated with FS Investments, including members of FSEP’s board of trustees. As of November 16, 2017. 3 There is no guarantee that portfolio yield increases will be achieved. Past performance is no guarantee of future results. 4 Based on gross assets. Waiver of base management fee to 1.75% begins January 1, 2018. 5 The timing of any liquidity event is uncertain, cannot be assured and is subject to, among other factors, board approval and market conditions. Prepare for listing Targeting 12–18 months following entry into the new advisory agreement5 Proxy solicitation begins in January + includes provisions for listing Reset annualized distribution amount from $0.71 to $0.50 per share

A LONG-TERM PARTNERSHIP DEDICATED TO ENERGY INVESTING

EIG is a leading institutional manager focused exclusively on the energy industry

FULL ACCESS TO EIG PLATFORM

- FSEP will gain the ability to co-invest alongside EIG's institutional funds, subject to receiving exemptive relief[4]

SPECIALIZED ENGINEERING EXPERTISE

- Singular focus on energy with specialized engineers to complement investment underwriting and management

DEEP EXPERIENCE INVESTING ACROSS CAPITAL STRUCTURE

- 35-year track record investing across the energy industry and sourcing opportunities up and down the balance sheet

EIG GLOBAL ENERGY PARTNERS

FOUNDED IN 1982

$17B	35	36	60+
ASSETS UNDER MANAGEMENT[1]	YEARS IN BUSINESS	COUNTRIES WITH INVESTMENTS[2]	ENERGY INVESTMENT PROFESSIONALS

DIRECT LENDING
Global Project Funds

ENERGY FUND SERIES
Hybrid debt & structured equity

ENERGY PRIVATE EQUITY
Harbour Energy

EIG ENGINEERING
~14 technical professionals to support investment due diligence and management

1 As of September 30, 2017.
2 Since inception in 1982.
3 Global Project Fund launched in 2001.
4 There is no guarantee this exemptive relief will be received in part or at all.

3

Expand investment opportunities + optimize portfolio Enhance portfolio diversification through accessing EIG’s robust investment platform FSEP Holdings by subsector1 EIG’s Direct lending business by SUBSECTOR2 1 Based on fair value as of September 30, 2017. There is no guarantee that FSEP’s future investment portfolio will approximate EIG’s direct lending business shown above. 2 Portfolio allocations as of December 31, 2016. REDUCE UPSTREAM + SERVICES EXPOSURE SIGNIFICANT FOCUS ON MIDSTREAM + INFRASTRUCTURE

focus on growing portfolio yield OVER THE Long-term Rotate out of broadly syndicated assets into higher-yielding direct originations1 1 There is no guarantee that gross portfolio yields will be achieved. Past performance is no guarantee of future results. 2 Reflects FSEP’s portfolio as of September 30, 2017 based on amortized cost and excluding non-income producing assets. 3 Based on fair value as of September 30, 2017. Gross portfolio yield prior to leverage2 DIRECT ORIGINATIONS 10.7% of investment portfolio3 57% Fair value2 $2.4B Gross portfolio yield prior to leverage2 BROADLY SYNDICATED 9.8% of investment portfolio3 43% Fair value2 $1.8B

WE BELIEVE THIS IS A NECESSARY STEP TOWARDS A PUBLIC LISTING Greater flexibility to generate total returns absent the need to focus on the highest income opportunities to meet the distribution Reset annualized distribution amount from $0.71 to $0.50 per share2 Increased annualized distribution amount 11x since inception by approximately $0.08 per share Adviser fee reductions: Management fee: lowered from 2.00% to 1.75%1 Income incentive fee: waived for 12 months1 reset distribution to GROW nav and prepare for A public listing Distribution coverage has been challenged post-commodity cycle ICE BofAML U.S. Energy High Yield Index is designed to track the performance of U.S. dollar-denominated high yield rated corporate debt publicly issued in the U.S. domestic energy market 1 Waiver is effective beginning January 1, 2018. 2 The payment of future distributions on FSEP’s common shares is subject to the discretion of FSEP’s board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distribution.

12–18 MONTHS following entry into the new advisory agreement CREATING a potential Path to liquidity Proxy solicitation timeline for FSEP The timing of any liquidity event is uncertain, cannot be assured and is subject to, among other factors, board approval and market conditions. DEC 2017 Transaction announcement Target date for special shareholder meeting Proxy solicitation begins JAN 2018 MAR 2018 Seek listing

Resources Website Webinars FSPROXY.COM COMMUNICATION SAMPLES PRESS RELEASES FREQUENTLY ASKED QUESTIONS EMAIL INVITATIONS TO COME WEBINARS

disclosures Forward-Looking Statements This presentation may contain certain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption of FSEP’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in FSEP’s operating area, the failure of FSEP’s shareholders to approve the Proposal (as defined below), the failure or inability to obtain the exemptive relief from the Securities and Exchange Commission (the SEC) and the failure to consummate the transactions contemplated by the master agreement between FS Investments and EIG. Some of these factors are enumerated in the filings FSEP’s makes with the SEC and will also be contained in the Proxy Statement when such document becomes available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by the federal securities laws, FSEP undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Additional Information and Where to Find It This presentation relates to proposed new investment advisory agreements for FSEP (collectively, the “Proposal”). In connection with the Proposal, FSEP intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF FSEP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC's web site, http://www.sec.gov and from FS Investments’ website at www.fsinvestments.com. Participants in the Solicitation FSEP and its trustees, executive officers and certain other members of management and employees, including employees of FS Investments, EIG and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of FSEP in connection with the Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of FSEP’s shareholders in connection with the Proposal will be contained in a Proxy Statement when such document becomes available. The Proxy Statement and other proxy solicitation documents may be obtained free of charge from the sources indicated above.